EXHIBIT 10(a)


        ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES")
                           AND CASH SURRENDER VALUES


                                  THE FLEX EDGE

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a Policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Illustrated tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under Multiple Life Policies.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

    1.  Issue charge of $150.

    2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum).

    3.  Premium tax charge of 1.75% (will vary from state to state).

    4. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

    5. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

    These illustrations also assume an average investment advisory fee of .7075% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .3022%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 19981999, average total operating expenses for the Series would have been approximately 1.43.97% of the average net assets. See "Charges and Deductions--Investment Management Charge."

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.7976%, 4.1619% and 10.1215%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                INITIAL ANNUAL PREMIUM; $1,000

              THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%        @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%        @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        610          0    100,000        657          0    100,000        704          0    100,000
        2      1,000      2,153      1,353        441    100,000      1,490        577    100,000      1,632        720    100,000
        3      1,000      3,310      2,077      1,074    100,000      2,352      1,349    100,000      2,650      1,646    100,000
        4      1,000      4,526      2,783      1,753    100,000      3,245      2,214    100,000      3,765      2,734    100,000
        5      1,000      5,802      3,470      2,439    100,000      4,168      3,138    100,000      4,986      3,956    100,000

        6      1,000      7,142      4,137      3,230    100,000      5,123      4,216    100,000      6,325      5,418    100,000
        7      1,000      8,549      4,781      3,998    100,000      6,108      5,325    100,000      7,790      7,007    100,000
        8      1,000     10,027      5,403      4,808    100,000      7,123      6,528    100,000      9,394      8,798    100,000

        9      1,000     11,578      6,001      5,594    100,000      8,169      7,762    100,000     11,150     10,743    100,000
       10      1,000     13,207      6,577      6,577    100,000      9,248      9,248    100,000     13,075     13,075    100,000

       11      1,000     14,917      7,129      7,129    100,000     10,359     10,359    100,000     15,186     15,186    100,000
       12      1,000     16,713      7,651      7,651    100,000     11,499     11,499    100,000     17,479     17,479    100,000
       13      1,000     18,599      8,142      8,142    100,000     12,668     12,668    100,000     20,027     20,027    100,000
       14      1,000     20,579      8,602      8,602    100,000     13,865     13,865    100,000     22,800     22,800    100,000
       15      1,000     22,657      9,027      9,027    100,000     15,089     15,089    100,000     25,840     25,840    100,000

       16      1,000     24,840      9,417      9,417    100,000     16,342     16,342    100,000     29,176     29,176    100,000
       17      1,000     27,132      9,771      9,771    100,000     17,622     17,622    100,000     32,839     32,839    100,000
       18      1,000     29,539     10,085     10,085    100,000     18,930     18,930    100,000     36,865     36,865    100,000
       19      1,000     32,066     10,357     10,357    100,000     20,264     20,264    100,000     41,292     41,292    100,000
       20      1,000     34,719     10,581     10,581    100,000     21,619     21,619    100,000     46,164     46,164    100,000

     @ 65      1,000     69,761      9,253      9,253    100,000     36,090     36,090    100,000    132,635    132,635    161,815

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                 INITIAL ANNUAL PREMIM; $1,000

                   THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE
                    UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%       @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        527          0    100,000        571          0    100,000        615          0     100,000
       2      1,000      2,153      1,186        274    100,000      1,312        400    100,000      1,444        532     100,000
       3      1,000      3,310      1,824        821    100,000      2,075      1,071    100,000      2,347      1,344     100,000
       4      1,000      4,526      2,440      1,410    100,000      2,859      1,829    100,000      3,332      2,301     100,000
       5      1,000      5,802      3,034      2,003    100,000      3,664      2,634    100,000      4,404      3,374     100,000

       6      1,000      7,142      3,604      2,697    100,000      4,490      3,583    100,000      5,573      4,666     100,000
       7      1,000      8,549      4,148      3,365    100,000      5,335      4,552    100,000      6,846      6,062     100,000
       8      1,000     10,027      4,667      4,072    100,000      6,201      5,606    100,000      8,233      7,638     100,000
       9      1,000     11,578      5,158      4,751    100,000      7,085      6,678    100,000      9,746      9,339     100,000
      10      1,000     13,207      5,623      5,623    100,000      7,989      7,989    100,000     11,397     11,397     100,000

      11      1,000     14,917      6,057      6,057    100,000      8,911      8,911    100,000     13,198     13,198     100,000
      12      1,000     16,713      6,461      6,461    100,000      9,849      9,849    100,000     15,164     15,164     100,000
      13      1,000     18,599      6,832      6,832    100,000     10,804     10,804    100,000     17,312     17,312     100,000
      14      1,000     20,579      7,169      7,169    100,000     11,775     11,775    100,000     19,660     19,660     100,000
      15      1,000     22,657      7,470      7,470    100,000     12,759     12,759    100,000     22,228     22,228     100,000

      16      1,000     24,840      7,733      7,733    100,000     13,757     13,757    100,000     25,040     25,040     100,000
      17      1,000     27,132      7,952      7,952    100,000     14,763     14,763    100,000     28,119     28,119     100,000
      18      1,000     29,539      8,123      8,123    100,000     15,773     15,773    100,000     31,490     31,490     100,000
      19      1,000     32,066      8,240      8,240    100,000     16,782     16,782    100,000     35,186     35,186     100,000
      20      1,000     34,719      8,295      8,295    100,000     17,785     17,785    100,000     39,238     39,238     100,000

    @ 65      1,000     69,761      3,848      3,848    100,000     26,069     26,069    100,000    111,264    111,264     135,743

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIM; $1,000

              THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%       @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%       @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        625          0    100,000        673          0    100,000        720          0    100,000
       2      1,000      2,153      1,382        501    100,000      1,521        640    100,000      1,665        784    100,000
       3      1,000      3,310      2,120      1,162    100,000      2,398      1,441    100,000      2,700      1,743    100,000
       4      1,000      4,526      2,837      1,880    100,000      3,306      2,349    100,000      3,834      2,876    100,000
       5      1,000      5,802      3,535      2,578    100,000      4,245      3,287    100,000      5,075      4,118    100,000

       6      1,000      7,142      4,213      3,370    100,000      5,215      4,373    100,000      6,436      5,593    100,000
       7      1,000      8,549      4,873      4,145    100,000      6,221      5,493    100,000      7,929      7,201    100,000
       8      1,000     10,027      5,513      4,960    100,000      7,261      6,708    100,000      9,568      9,015    100,000
       9      1,000     11,578      6,137      5,759    100,000      8,341      7,963    100,000     11,370     10,992    100,000
      10      1,000     13,207      6,741      6,741    100,000      9,458      9,458    100,000     13,349     13,349    100,000

      11      1,000     14,917      7,324      7,324    100,000     10,612     10,612    100,000     15,521     15,521    100,000
      12      1,000     16,713      7,882      7,882    100,000     11,802     11,802    100,000     17,904     17,904    100,000
      13      1,000     18,599      8,416      8,416    100,000     13,029     13,029    100,000     20,520     20,520    100,000
      14      1,000     20,579      8,924      8,924    100,000     14,294     14,294    100,000     23,392     23,392    100,000
      15      1,000     22,657      9,406      9,406    100,000     15,598     15,598    100,000     26,549     26,549    100,000

      16      1,000     24,840      9,862      9,862    100,000     16,941     16,941    100,000     30,019     30,019    100,000
      17      1,000     27,132     10,292     10,292    100,000     18,328     18,328    100,000     33,839     33,839    100,000
      18      1,000     29,539     10,698     10,698    100,000     19,760     19,760    100,000     38,047     38,047    100,000
      19      1,000     32,066     11,078     11,078    100,000     21,240     21,240    100,000     42,683     42,683    100,000
      20      1,000     34,719     11,430     11,430    100,000     22,767     22,767    100,000     47,795     47,795    100,000

    @ 65      1,000     69,761     12,498     12,498    100,000     40,494     40,494    100,000    138,465    138,465    168,927

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIM; $1,000

              THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                           ASSUMING GUARANTEED CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%        @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        548          0    100,000        593          0    100,000        638          0    100,000
       2      1,000      2,153      1,228        347    100,000      1,357        475    100,000      1,491        610    100,000
       3      1,000      3,310      1,886        928    100,000      2,142      1,185    100,000      2,421      1,464    100,000
       4      1,000      4,526      2,521      1,564    100,000      2,950      1,993    100,000      3,435      2,477    100,000
       5      1,000      5,802      3,134      2,176    100,000      3,780      2,823    100,000      4,539      3,581    100,000

       6      1,000      7,142      3,722      2,879    100,000      4,632      3,789    100,000      5,743      4,900    100,000
       7      1,000      8,549      4,284      3,557    100,000      5,504      4,776    100,000      7,054      6,326    100,000
       8      1,000     10,027      4,821      4,268    100,000      6,397      5,844    100,000      8,483      7,930    100,000
       9      1,000     11,578      5,333      4,954    100,000      7,313      6,934    100,000     10,045      9,666    100,000
      10      1,000     13,207      5,820      5,820    100,000      8,252      8,252    100,000     11,752     11,752    100,000

      11      1,000     14,917      6,282      6,282    100,000      9,217      9,217    100,000     13,621     13,621    100,000
      12      1,000     16,713      6,719      6,719    100,000     10,206     10,206    100,000     15,668     15,668    100,000
      13      1,000     18,599      7,130      7,130    100,000     11,220     11,220    100,000     17,910     17,910    100,000
      14      1,000     20,579      7,512      7,512    100,000     12,258     12,258    100,000     20,367     20,367    100,000
      15      1,000     22,657      7,867      7,867    100,000     13,322     13,322    100,000     23,064     23,064    100,000

      16      1,000     24,840      8,190      8,190    100,000     14,410     14,410    100,000     26,022     26,022    100,000
      17      1,000     27,132      8,481      8,481    100,000     15,520     15,520    100,000     29,271     29,271    100,000
      18      1,000     29,539      8,737      8,737    100,000     16,653     16,653    100,000     32,840     32,840    100,000
      19      1,000     32,066      8,952      8,952    100,000     17,804     17,804    100,000     36,762     36,762    100,000
      20      1,000     34,719      9,127      9,127    100,000     18,975     18,975    100,000     41,078     41,078    100,000

    @ 65      1,000     69,761      8,211      8,211    100,000     31,772     31,772    100,000    118,327    118,327    144,360

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                 INITIAL ANNUAL PREMIM; $1,000

              THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%      @ 0%       @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        609          0    100,609        655          0    100,656        702          0    100,703
       2      1,000      2,153      1,350        437    101,350      1,486        574    101,486      1,628        716    101,629
       3      1,000      3,310      2,071      1,067    102,071      2,344      1,341    102,345      2,641      1,638    102,641
       4      1,000      4,526      2,772      1,742    102,773      3,231      2,201    103,232      3,749      2,718    103,749
       5      1,000      5,802      3,453      2,422    103,453      4,147      3,116    104,147      4,960      3,929    104,960

       6      1,000      7,142      4,112      3,205    104,112      5,091      4,184    105,092      6,284      5,377    106,284
       7      1,000      8,549      4,748      3,964    104,748      6,063      5,280    106,063      7,730      6,946    107,730
       8      1,000     10,027      5,358      4,763    105,359      7,061      6,465    107,061      9,307      8,712    109,308
       9      1,000     11,578      5,944      5,536    105,944      8,086      7,678    108,086     11,030     10,622    111,030
      10      1,000     13,207      6,504      6,504    106,505      9,138      9,138    109,139     12,911     12,911    112,912

      11      1,000     14,917      7,039      7,039    107,039     10,219     10,219    110,219     14,967     14,967    114,967
      12      1,000     16,713      7,541      7,541    107,541     11,320     11,320    111,321     17,206     17,206    117,206
      13      1,000     18,599      8,009      8,009    108,010     12,442     12,442    112,443     19,645     19,645    119,646
      14      1,000     20,579      8,442      8,442    108,442     13,584     13,584    113,584     22,304     22,304    122,305
      15      1,000     22,657      8,837      8,837    108,837     14,741     14,741    114,742     25,200     25,200    125,201

      16      1,000     24,840      9,192      9,192    109,193     15,914     15,914    115,915     28,355     28,355    128,356
      17      1,000     27,132      9,507      9,507    109,508     17,101     17,101    117,101     31,794     31,794    131,795
      18      1,000     29,539      9,779      9,779    109,779     18,298     18,298    118,298     35,541     35,541    135,542
      19      1,000     32,066     10,001     10,001    110,002     19,500     19,500    119,500     39,622     39,622    139,623
      20      1,000     34,719     10,171     10,171    110,171     20,701     20,701    120,701     44,064     44,064    144,065

    @ 65      1,000     69,761      7,942      7,942    107,943     31,275     31,275    131,275    116,956    116,956    216,956

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                                 INITIAL ANNUAL PREMIM; $1,000

              THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @ 5.0%     @ 0%        @ 0%      @ 0%       @ 6%        @ 6%       @ 6%     @ 12%       @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        526          0    100,526        570          0    100,570        614          0    100,614
       2      1,000      2,153      1,182        270    101,183      1,308        396    101,309      1,440        528    101,440
       3      1,000      3,310      1,817        813    101,817      2,067      1,063    102,067      2,338      1,334    102,338
       4      1,000      4,526      2,428      1,398    102,429      2,845      1,814    102,845      3,314      2,284    103,315
       5      1,000      5,802      3,015      1,985    103,016      3,641      2,610    103,641      4,375      3,345    104,376

       6      1,000      7,142      3,577      2,670    103,577      4,455      3,548    104,456      5,528      4,621    105,529
       7      1,000      8,549      4,111      3,328    104,111      5,285      4,502    105,286      6,779      5,996    106,779
       8      1,000     10,027      4,617      4,022    104,618      6,132      5,537    106,132      8,138      7,542    108,138
       9      1,000     11,578      5,094      4,687    105,095      6,992      6,585    106,993      9,612      9,205    109,612
      10      1,000     13,207      5,542      5,542    105,543      7,868      7,868    107,868     11,214     11,214    111,214

      11      1,000     14,917      5,957      5,957    105,958      8,754      8,754    108,754     12,952     12,952    112,952
      12      1,000     16,713      6,339      6,339    106,339      9,649      9,649    109,650     14,838     14,838    114,938
      13      1,000     18,599      6,684      6,684    106,685     10,553     10,553    110,554     16,884     16,884    116,885
      14      1,000     20,579      6,993      6,993    106,994     11,463     11,463    111,464     19,106     19,106    119,106
      15      1,000     22,657      7,262      7,262    107,263     12,375     12,375    112,376     21,516     21,516    121,516

      16      1,000     24,840      7,489      7,489    107,490     13,288     13,288    113,289     24,132     24,132    124,132
      17      1,000     27,132      7,669      7,669    107,670     14,194     14,194    114,195     26,966     26,966    126,967
      18      1,000     29,539      7,796      7,796    107,796     15,086     15,086    115,087     30,035     30,035    130,035
      19      1,000     32,066      7,863      7,863    107,864     15,957     15,957    115,958     33,355     33,355    133,355
      20      1,000     34,719      7,864      7,864    107,865     16,797     16,797    116,798     36,942     36,942    136,942

    @ 65      1,000     69,761      2,667      2,667    102,668     21,087     21,087    121,088     92,633     92,633    192,633

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 1 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIM; $1,000

              THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%        @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        624          0    100,625        671          0    100,672        719          0    100,719
       2      1,000      2,153      1,379        498    101,380      1,518        636    101,518      1,662        780    101,662
       3      1,000      3,310      2,113      1,156    102,114      2,391      1,434    102,392      2,692      1,735    102,693
       4      1,000      4,526      2,827      1,869    102,827      3,294      2,336    103,294      3,819      2,861    103,819
       5      1,000      5,802      3,519      2,562    103,520      4,225      3,267    104,225      5,051      4,093    105,051

       6      1,000      7,142      4,190      3,347    104,190      5,185      4,343    105,186      6,398      5,555    106,398
       7      1,000      8,549      4,841      4,113    104,841      6,178      5,450    106,179      7,873      7,145    107,873
       8      1,000     10,027      5,471      4,918    105,472      7,203      6,650    107,204      9,488      8,935    109,488
       9      1,000     11,578      6,085      5,706    106,085      8,265      7,886    108,265     11,260     10,881    111,260
      10      1,000     13,207      6,675      6,675    106,676      9,359      9,359    109,359     13,199     13,199    113,200

      11      1,000     14,917      7,243      7,243    107,243     10,485     10,485    110,485     15,322     15,322    115,322
      12      1,000     16,713      7,784      7,784    107,784     11,624     11,624    111,642     17,643     17,643    117,643
      13      1,000     18,599      8,297      8,297    108,298     12,829     12,829    112,829     20,180     20,180    120,180
      14      1,000     20,579      8,783      8,783    108,784     14,046     14,046    114,047     22,954     22,954    122,955
      15      1,000     22,657      9,240      9,240    109,240     15,293     15,293    115,294     25,988     25,988    125,989

      16      1,000     24,840      9,667      9,667    109,667     16,570     16,570    116,570     29,307     29,307    129,307
      17      1,000     27,132     10,066     10,066    110,066     17,879     17,879    117,880     32,941     32,941    132,941
      18      1,000     29,539     10,437     10,437    110,437     19,222     19,222    119,222     36,921     36,921    136,921
      19      1,000     32,066     10,778     10,778    110,779     20,597     20,597    120,598     41,280     41,280    141,281
      20      1,000     34,719     11,089     11,089    111,090     22,005     22,005    122,005     46,056     46,056    146,056

    @ 65      1,000     69,761     11,408     11,408    111,409     36,740     36,740     36,742    126,783    126,783    226,783
   -------------------------------------------------------------------------------------------------------------------------------

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     PAGE 2 OF 2
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
                                                           FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIM; $1,000

              THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 2

                           ASSUMING GUARANTEED CHARGES


                                               CASH                             CASH                            CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER    DEATH    ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE      VALUE     BENEFIT    VALUE       VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%        @ 0%      @ 0%      @ 6%        @ 6%       @ 6%      @ 12%      @ 12%       @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        547          0    100,548        592          0    100,593        637          0    100,638
       2      1,000      2,153      1,225        343    101,225      1,353        472    101,354      1,487        606    101,488
       3      1,000      3,310      1,879        922    101,880      2,135      1,177    102,135      2,412      1,455    102,413
       4      1,000      4,526      2,510      1,553    102,511      2,937      1,980    102,938      3,419      2,461    103,419
       5      1,000      5,802      3,116      2,159    103,117      3,759      2,801    103,759      4,512      3,555    104,513

       6      1,000      7,142      3,697      2,854    103,698      4,600      3,757    104,600      5,701      4,859    105,702
       7      1,000      8,549      4,250      3,522    104,250      5,457      4,729    105,458      6,992      6,264    106,992
       8      1,000     10,027      4,775      4,222    104,775      6,332      5,779    106,333      8,394      7,841    108,395
       9      1,000     11,578      5,273      4,894    105,273      7,226      6,847    107,226      9,920      9,581    109,920
      10      1,000     13,207      5,744      5,744    105,745      8,138      8,138    108,139     11,581     11,581    111,582

      11      1,000     14,917      6,189      6,189    106,189      9,070      9,070    109,070     13,391     13,391    113,392
      12      1,000     16,713      6,605      6,605    106,606     10,020     10,020    110,020     15,364     15,364    115,364
      13      1,000     18,599      6,993      6,993    107,993     10,987     10,987    110,987     17,513     17,513    117,514
      14      1,000     20,579      7,350      7,350    107,350     11,970     11,970    111,971     19,856     19,856    119,856
      15      1,000     22,657      7,676      7,676    107,676     12,696     12,696    112,970     22,410     22,410    122,410

      16      1,000     24,840      7,967      7,967    107,968     13,980     13,980    113,981     25,192     25,192    125,192
      17      1,000     27,132      8,223      8,223    108,223     15,002     15,002    115,003     28,224     28,224    128,224
      18      1,000     29,539      8,439      8,439    108,440     16,031     16,031    116,032     31,526     31,526    131,527
      19      1,000     32,066      8,611      8,611    108,612     17,062     17,062    117,062     35,121     35,121    135,121
      20      1,000     34,719      8,739      8,739    108,739     18,092     18,092    118,093     39,035     39,035    139,036

    @ 65      1,000     69,761      7,126      7,126    107,127     27,736     27,736    127,736    104,118    104,118    204,119


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.8077% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00.97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.